EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cellectar Biosciences, Inc. (the “Company”) for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James V. Caruso, President and Chief Executive Officer of the Company, and Chad J. Kolean, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James V. Caruso
James V. Caruso
President and Chief Executive Officer (Principal Executive Officer)

Date: May 12, 2016

/s/ Chad Kolean
Chad Kolean
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 12, 2016